                                                                    Exhibit 10.5

                             CONTRIBUTION AGREEMENT

     Intek Information, Inc., a Delaware corporation ("Intek") has developed and
                                                       -----
operates a business based on a web-based software product used in call centers ("TelWeb Business").
  ---------------

     1. Intek hereby contributes, assigns and transfers unto Spider Technologies, Inc., a Delaware corporation ("Spider"), its successors, legal
                                             ------
representatives and assigns, as a capital contribution in return for 7,475, 890 (less the 100 shares of Spider Common Stock previously issued by Spider to Intek) shares of Spider Common Stock and 37,707,124 shares of Spider Series A Preferred Stock, issuable pursuant to the Distribution Plan attached hereto, the following assets, properties, rights, and obligations of Intek used in the TelWeb Business, and Spider hereby accepts and assumes such:

          (a)  Assigned Contracts listed on Exhibit A;

          (b)  Real Property interests listed on Exhibit B;

          (c)  Leases and Licenses listed on Exhibit C;

          (d)  Personal Property listed on Exhibit D;

          (e)  Intangible Assets listed on Exhibit E;

          (f) Computer and Other Services and Utilities Agreements listed on Exhibit F;

          (g) Claims and causes of action related to any of the foregoing, including those listed on Exhibit G;

          (h) One Million Dollars ($1,000,000) in cash, $300,000 of which shall be delivered on the date hereof and the balance within sixty (60) days; and

          (i) The organizational costs of forming Spider, prepaid rent or lease payments on the foregoing for the month of October, 1999, if already paid by Intek, and bills for the TelWeb Business paid by Intek in the month of October, 1999, in the ordinary course of business.

The assets, properties, rights and obligations contributed and transferred by Intek to Spider pursuant to this Section 1 are collectively referred to as the "Assets."

The above numbers of shares of capital stock of Spider are based upon the calculation of both the number of shares of outstanding Intek capital stock and the theoretical PIK Election calculation set forth in the Distribution Plan of Intek. If there is a mathematical error in such calculations, the number of shares of Spider capital stock issued hereunder shall be automatically correspondingly adjusted up to the date of physical distributions of Spider stock certificates issued pursuant to the Distribution Plan.

     2. Intek specifically does not hereby contribute, transfer or assign, and Spider does not hereby accept or assume the following: (i) the TelWeb name, and goodwill, marks and logos associated with "TelWeb"; (ii) assets which are assigned to Spider by Intek pursuant to the Software Assignment and Grant Back License, Maintenance and Support Agreement dated on or about the date hereof;
(iii) accounts receivable, debts and accounts payable accrued or due prior to the date hereof including the disputed invoice of Thomas Gray and the litigation with Davox Corporation; (iv) rights, obligations, or assets which are allocated between Intek and Spider in a different fashion than set forth herein pursuant to the Tax Separation Agreement, Separation Agreement, Transition Support Agreement or Sublease and Resource Sharing Agreement, of even date, between Intek and Spider (the "Related Agreements"); (v) furniture, fixtures and
                       ------------------
equipment subject to the Sublease and Resource Sharing Agreement dated on or about the date hereof; (vi) the "Integration Business" of Intek as defined below; or (vii) any liabilities, contingent or otherwise, not expressly set forth in Section 1 or the Exhibits thereto (provided, however, that Spider may have assumed liabilities, contingent or otherwise, pursuant to the Related Agreements).

     The parties recognize that there are two sometimes related, but distinct, functions concerning software. One is the core development of the software, including code and manuals related to the code. The other is the integration of the code so that it operates on, and with, a company's (including customer's and licensee's) hardware and software platforms. Such integration may involve the development of software code and manuals solely to permit such efficient interoperability. The later function performed by Intek is the "Integration Business" as defined above. However, the retention by Intek of the Integration Business does not expressly or impliedly prevent Spider from performing similar or the same functions for any person, including Intek customers or sublicensees of software from Intek.

     3. EXCEPT AS PROVIDED IN THE RELATED AGREEMENTS OR ANOTHER WRITTEN AGREEMENT BETWEEN INTEK AND SPIDER, INTEK MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, BY SAMPLE, OR AS TO QUALITY, AS TO THE ASSETS, OR ANY PART THEREOF, AS TO THE CONDITION OR WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, OR INFRINGEMENT ON THE RIGHTS OF OTHERS WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT THE ASSETS ARE TO BE CONTRIBUTED HEREUNDER "AS

IS, WHERE IS" ON THE DATE HEREOF IN THEIR PRESENT CONDITION. REPRESENTATIONS AND WARRANTIES OF INTEK MAY EXIST IN RELATED AGREEMENTS OR OTHER WRITTEN AGREEMENTS BETWEEN INTEK AND SPIDER.

     4. At or after the date hereof, Intek shall prepare, execute and deliver, at Intek's expense, such further instruments of conveyance, sale, assignment or transfer, and shall take or cause to be taken such other or further action, as Spider shall reasonably request at any time or from time to time and which are reasonably acceptable in form and substance to Intek in order to perfect, confirm or evidence in Spider title to all or any part of the Assets or to consummate, in any other manner, the terms and provisions of this Contribution Agreement. Spider and Intek shall use their respective best efforts to secure any consents and approvals required to effect the assignment of the contracts transferred to Spider and release of Intek from future obligations thereunder. Intek agrees that, upon written request, it will execute and return to Spider any reasonable assignment, novation or transfer form to effect the transfer of any contract. With respect to any contract conveyed to Spider by Intek for which Spider is unable to obtain an assignment, novation or other transfer, Spider shall nevertheless be deemed to be entitled to all beneficial interest in such contract and be responsible for all duties thereunder and upon request Intek shall provide cooperation to Spider as reasonably required to facilitate the assignment and transfer of all contracts to Spider.

     5. The covenants in Section 4 shall terminate three years after the date hereof.


Dated: October 27, 1999             INTEK INFORMATION, INC.


                                    By: /s/ Timothy C. O'Crowley
                                       -------------------------
                                    Its: Chief Executive Officer
                                        ------------------------

AGREED TO:

SPIDER TECHNOLOGIES, INC.

By: /s/ Timothy C. O'Crowley
   --------------------------
Its:    Authorized Officer
    -------------------------

                                   EXHIBIT A

                              ASSIGNED CONTRACTS
                              ------------------

     Contracts to be contributed by Intek to Spider including, among other things, contracts with customers, contracts with vendors and/or suppliers: None. However, customer relationships and goodwill related to TelWeb software (other than Integration Business) are being transferred in respect of the following contracts.

-------------------------------------------------------------------------------
Name of Contract                           Description
-------------------------------------------------------------------------------
3DO                 Master Service Agreement dated 7/1/97 to 7/1/98 which
                    specifically prohibits Subcontracting without consent
-------------------------------------------------------------------------------
AMEX                (Copy of Contract Requested)
-------------------------------------------------------------------------------
BLUE SHIELD         Master Service Agreement dated 5/7/98 to 5/7/99
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
CELL ONE            Letter of Intent for 4/25/98 to Present
-------------------------------------------------------------------------------
CFG                 Campaign  Services Agreement dated 3/1/97 to 3/1/98
-------------------------------------------------------------------------------
CONSECO             Master Service Agreement dated 7/1/98 to 7/1/00
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
NORWEST             Master Service Agreement dated 5/1/98 to 5/11/01
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
ORACLE              Letter of Intent (limited info)
-------------------------------------------------------------------------------
SAFEWAY             Master Service Agreement dated 9/17/97 to 9/17/98
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
SEGA USA            Master Service Agreement dated 4/8/97 to 4/8/99
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
SEGA ENT            Telephone Marketing Agreement dated 8/18/96 to 8/17/97
                    prohibiting assignment without consent
-------------------------------------------------------------------------------
SONY                Services Agreement dated 5/1/97 to 3/31/99 prohibiting
                    assignment without consent
-------------------------------------------------------------------------------
US WEST             Agreement for Services dated 1/27/99 to 12/31/99
                    specifically stating subcontracting is not allowed without consent
-------------------------------------------------------------------------------
WALL STREET         Memo and Vendor Confidentiality Agreement dated 7/30/96
-------------------------------------------------------------------------------

                                   EXHIBIT B

                                 REAL PROPERTY
                                 -------------


     Owned real property to be contributed by Intek to Spider:  None.

                                   EXHIBIT C

                         LEASES AND LICENSES (AMENDED)
                         -----------------------------

     Leases and licenses to be contributed by Intek to Spider including software licenses and equipment leases such as photocopiers, telephones, computer
equipment, etc.   NONE.

                                   EXHIBIT D

                               PERSONAL PROPERTY
                      (FURNITURE, FIXTURES AND EQUIPMENT)
                      -----------------------------------


     Furniture, fixtures, equipment and supplies to be contributed by Intek to Spider consisting of approximately $10,000 by fair market value of furniture, fixtures, equipment and supplies used by Spider and located in the Denver metropolitan area.

                                   EXHIBIT E

                               INTANGIBLE ASSETS
                               -----------------


     None, except customer relationships and goodwill, as detailed in Exhibit A, and going concern value.

                                   EXHIBIT F

                              COMPUTER AND OTHER
                              ------------------
                       SERVICES AND UTILITIES AGREEMENTS
                       ---------------------------------


     Service and utility contracts such as telecommunications, computer maintenance, electricity, lighting, heat and air, gas, water, fuel, oil, sanitary facilities, maintenance and cleaning service agreements to be contributed to Intek to Spider: None. Addressed by Sublease and Resource Sharing Agreement.

                                   EXHIBIT G

                          CLAIMS AND CAUSES OF ACTION
                          ---------------------------

     Claims and causes of action related to the contributions listed on Section 1 to be contributed by Intek to Spider: None currently known.